UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2008

SPANSION INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51666	20-3898239
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

915 DeGuigne Drive

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 962-2500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(e) On March 10, 2008, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Spansion Inc. (the “Company”) approved the amount and payment of cash bonuses to Company’s executive officers, excluding the Chief Executive Officer, under the Company’s Pay for Performance Plan for fiscal 2007 (the “2007 Plan”). On March 12, 2008, the Compensation Committee approved the amount and payment of a cash bonus to the Company’s Chief Executive Officer under the 2007 Plan.

A description of the compensation arrangements described above is attached as Exhibit 99.1 hereto and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Summary of Certain Compensation Arrangements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPANSION INC. (Registrant)

Date: March 14, 2008	By:	/s/ Robert C. Melendres
	Name:	Robert C. Melendres
	Title:	Executive Vice President, Business Development and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Summary of Certain Compensation Arrangements

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